                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                  FORM 8-K/A-2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 1, 1998
                                                 -----------------


                               Alpha Microsystems
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



California                          0-10558                    95-3108178
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)             Identification No.)



             2722 South Fairview Street, Santa Ana, California 92704
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (714) 957-8500
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 6, 1998                            ALPHA MICROSYSTEMS

                                                 By: /s/ Douglas J. Tullio
                                                     ---------------------------
                                                     Douglas J. Tullio
                                                     President and Chief
                                                     Executive Officer


Date: October 6, 1998                            By: /s/ Jeffrey J. Dunnigan
                                                     ---------------------------
                                                     Jeffrey J. Dunnigan
                                                     Chief Financial Officer